EXHIBIT 10.14

      THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON ADVICE TO THE CORPORATION BY ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE, ASSIGNMENT OR TRANSFER.

      THE TRANSFER OF THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF IS SUBJECT TO COMPLIANCE WITH THE CONDITIONS SPECIFIED BELOW, AND NO TRANSFER OF THIS WARRANT OR SUCH SHARES SHALL BE VALID UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

                                   CYNET INC.

                          COMMON STOCK PURCHASE WARRANT

                                                                          No. 44

      THIS IS TO CERTIFY THAT, for value received, CyNet Holdings, LLC (the "HOLDER"), upon due exercise of this Warrant, is entitled to purchase from CyNet, Inc., a Texas corporation (the "COMPANY") on or before the close of business on July 22, 2003 (the "EXPIRATION DATE"), all or any part of 4,800,000 shares of fully paid and non-assessable Class A Common Stock, no par value, of the Company (the "COMMON STOCK"), at a purchase price per share computed pursuant to Section 1 below.

      This Warrant is hereinafter called the "Warrant," and the shares of Common Stock issuable upon exercise hereof are hereinafter called the "Warrant Shares." The term "Warrant" shall also include other warrants granted by the Company on the date of grant of this Warrant, and the term "Warrant Shares" shall also include shares issuable upon exercise thereof.

      1. PURCHASE PRICE. The Purchase Price per share of Common Stock under this Warrant is $1.00 subject to adjustment pursuant to Section 5 below (the "Purchase Price").

      2. EXERCISE OF WARRANT. The Holder of this Warrant may, at any time on or before the Expiration Date, exercise this Warrant in whole or in part from time to time for the purchase of the shares of Common Stock which such Holder is then entitled to purchase hereunder at the Purchase Price. In order to exercise this Warrant in whole or in part, the Holder hereof shall deliver to the Company
(a) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of whole shares of Common Stock to be purchased,
(b) payment of the aggregate Purchase Price of the shares of Common Stock being purchased in the manner provided herein, and (c) this Warrant; PROVIDED, HOWEVER, that, in case the issuance of such shares shall not have been

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registered under the Securities Act of 1933, as amended (the "Securities Act"), the Company may require that such Holder furnish to the Company a written statement that such Holder is purchasing such shares for such Holder's own account for investment and not with a view to the distribution thereof and that none of such shares will be offered or sold in violation of the provisions of the Securities Act or any applicable state securities laws. Upon receipt of the notice of exercise, the payment and surrender of this Warrant, the Company shall, as promptly as practicable, execute or cause to be executed and deliver to such Holder a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice. The stock certificate or certificates so delivered shall be in the such denominations as may be specified in such notice and shall be registered in the name of such Holder or, subject to
Section 4, such other name as shall be designated in such notice.

      Payment of the Purchase Price may be made to the Company by any of the following, or a combination thereof, at the election of Holder:

            (i)   cash,  certified  check or cashier's check or wire transfer;
or

            (ii) surrender of the Warrant at the principal office of the Company, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                        X = Y (A-B)/A

      where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the aggregate number of Warrant Shares, as adjusted pursuant to the provisions of Section 5 hereof).

                  Y = the number of shares of Common Stock for which the Warrant is being exercised as specified in the notice of the Holder's election to exercise this Warrant.

                  A = the Market Price of one share of Common Stock (for purposes of this Section 2, the "Market Price" shall be defined as the average closing price of the Common Stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the effective date of the exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Bid Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined

                                          CyNet, Inc./Class A Warrant - Page 2
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                  by the board of directors of the Company, whose determination shall be conclusive, shall be used).

                  B = the Exercise Price.

            No fractional shares of Common Stock are to be issued upon the exercise of this Warrant. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to such Holder a new warrant evidencing the rights of such Holder to purchase the remaining shares of Common Stock called for by this Warrant, which new warrant shall in all other respects be identical with this Warrant, or, at the request of such Holder, appropriate notation may be made on this Warrant and the same returned to such Holder.

      The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates under this Section, except that, in case such stock certificates are to be registered in a name or names other than the name of the Holder of this Warrant, all stock transfer taxes payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Holder hereof at the time of delivering the notice of exercise mentioned above. In such case, the Holder hereof shall deliver with such notice of exercise evidence, satisfactory to the Company, that such taxes have been paid.

            The Company represents, warrants and agrees that all shares of Common Stock issuable upon any exercise of this Warrant shall be validly authorized and issued, fully paid and nonassessable.

            This Warrant shall not entitle the Holder hereof to any of the rights of a stockholder of the Company.

      3. TRANSFER, DIVISION AND COMBINATION. Subject to the provisions of
Section 4, this Warrant is transferable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specified person. The Company, however, may treat the registered Holder hereof as the owner hereof for all purposes until this Warrant shall have been surrendered for transfer as hereinafter provided. Upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant duly executed by the Holder hereof or his agent or attorney, the Company shall, subject to
Section 4, execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.

            This Warrant may, subject to Section 4, be divided or combined with other warrants upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new warrants are to be issued signed by the Holder or his agent or attorney. Subject to compliance with the preceding paragraph and with Section 4, as to any transfer which may be involved in such division or combination, the Company shall execute

                                          CyNet, Inc./Class A Warrant - Page 3
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and deliver a new warrant or warrants in exchange for the warrant or warrants to be divided or combined in accordance with such notice.

            The Holder shall pay all expenses, taxes and other charges payable in connection with the preparation execution and delivery of Warrants under this
Section 3.

      4. RESTRICTIONS ON TRANSFER; COMPLIANCE WITH SECURITIES ACT.

            (a) This Warrant and the related Warrant Shares shall not be transferable except upon the conditions specified in this Section, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act or any applicable state securities laws in respect of the transfer of such Warrant or such Warrant Shares.

            (b) By acceptance of this Warrant, the Holder of this Warrant agrees, prior to any transfer or attempted transfer of such Warrant or the related Warrant Shares, to give written notice to the Company of such Holder's intention to effect such transfer. The notice shall describe the manner and circumstances of the proposed transfer in detail and shall contain an undertaking by the Holder to furnish such other information as may be required to enable the Company's counsel to render the opinions referred to below, and shall give the identity and address of the Holder's counsel. The Holder shall submit a copy of the notice to the counsel designated in the notice and the Company shall submit a copy thereof to its counsel, and the following provisions shall apply:

                        (i) If, in the opinion of both the Company's and the Holder's counsel, the proposed transfer of the Warrant or Warrant Shares may be effected without registration of the Warrant or Warrant Shares under the Securities Act, the Company shall, as promptly as practicable, so notify the Holder who will then be entitled to transfer the Warrant or Warrant Shares in accordance with the terms of the notice delivered by the Holder to the Company.

                        (ii) If, in the opinion of either the Company's or the Holder's counsel, the proposed transfer of the Warrant or Warrant Shares may not be effected without registration of the Warrant or Warrant Shares under the Securities Act, the Company shall, as promptly as practicable, so notify the Holder, and the Company shall not be obligated to effect the proposed transfer, except pursuant to an offering registered under the Securities Act.

            (c) Each certificate for Warrant Shares issued upon exercise of this Warrant shall bear a legend to the effect that the Warrant Shares may not be transferred except upon compliance with the provisions of this Section 4, and each certificate for Warrant Shares transferred pursuant to Subsection (b)(i) of this Section shall also bear such a legend unless, in the opinion of counsel for the Company, such a legend is not required.

            (d) The Holder hereby covenants and agrees with the Company as follows:

                                          CyNet, Inc./Class A Warrant - Page 4

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                        (i) The  Holder  acknowledges  being  informed  that
this Warrant or the Warrant Shares must held by the Holder indefinitely unless the Warrants or Warrant Shares are registered for sale by the Holder under the Securities Act or an exemption from such registration is available. The Holder understands that any routine sale of the Warrant Shares made in reliance upon Rule 144 promulgated under the Securities Act can be made only in limited amounts after the expiration of a period of one year from the date of receipt of the Warrant and otherwise in accordance with the terms and conditions of Rule 144, and further understands that in the event that the exemption from registration provided by Rule 144 is not available, compliance with some other exemption under the Securities Act will be required in the absence of registration.

                        (ii) The Company may instruct its transfer agents not to transfer any of the Warrant Shares unless the transfer agents have been advised by the Company or otherwise have been satisfied that the Holder has complied with the provisions above-described.

                        (iii) The Holder understands that the Company has not covenanted and is not obligated to furnish a registration statement under the Securities Act covering the Warrants or the Warrant Shares, to file a notification under any regulations promulgated pursuant to the Securities Act with respect to the Warrants or the Warrant Shares, or to take any other action that would make available an exemption from registration, except as set forth in that certain Registration Right Agreement of even date herewith executed between the Company and the Holder. The Company covenants and agrees that it will use its best efforts to make publicly available, from time to time, such information as will permit the Holder to comply with the requirements of Rule 144 relating to current public information, that it will upon request furnish the Holder a written certificate relating to its compliance with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations and rules thereunder and that it will otherwise cooperate in good faith with the Holder in connection with any sale under Rule 144.

      5.  ADJUSTMENTS  TO NUMBER  OF SHARES  PURCHASABLE  UPON  EXERCISE  OF
WARRANTS.

            (a) In case of any reclassification or recapitalization or other change in the Common Stock or in case of any consolidation of the Company with or the merger of the Company into another corporation or in the case of any conveyance or transfer of all or substantially all of the properties of the Company to another corporation entitled to acquire and operate the same, the Company or such successor or acquiring corporation, as the case may be, shall take all steps necessary to amend the terms and conditions of this Warrant so that the Holder shall have the right to exercise the Warrant into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, recapitalization, change, consolidation, merger, conveyance or transfer by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been converted immediately prior to such reclassification, recapitalization, change, consolidation, merger, conveyance or transfer. Notice of the execution of an amendment hereto pursuant to this
Section 5(a) shall be given pursuant to Section 7 below.

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            (b) Except as otherwise provided herein, the effective date of any adjustment pursuant to this Section 5 shall be the effective date of the event that causes such adjustment. The adjustments provided for in this Section 5 shall apply to each successive event specified herein that causes an adjustment.

      6. SPECIAL AGREEMENTS OF THE COMPANY.

            (a) The Company covenants and agrees that it will reserve and set apart and have at all times, a number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrants or any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all of its obligations thereunder; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the Warrants at the Purchase Price then in effect, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  As a condition precedent to the taking of any action which would cause an adjustment reducing the Purchase Price below the then par value, if any, per share of the Common Stock issuable upon exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue its Common Stock at the Purchase Price upon conversion of this Warrant in accordance with the provisions of this Section .

                  If any shares of the Company reserved or to be reserved for the purpose of exercise of this Warrant require registration or qualification with or approval of any governmental authority under any Federal or State law before such shares may be validly issued upon exercise, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; PROVIDED, HOWEVER, that this provision shall not require the Company to endeavor to secure such registration, qualification or approval in order to enable any person to sell or distribute this Warrant or any Common Stock received upon exercise of this Warrant.

                  The Company covenants that all shares of Common Stock which may be issued upon exercise of this Warrant will be, upon issuance, fully paid and nonassessable and, except as set forth herein, the Company will pay all taxes, liens and charges with respect to the issuance thereof.

            (b) In case the Company proposes:

                        (i) to pay any stock dividend upon the Common Stock, make any distribution (other than ordinary cash dividends payable out of earnings) or offer any subscription or other rights to the holders of Common Stock;

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                        (ii)  to  effect  any  capital   reorganization   or
reclassification of the Common Stock of the Company; or

                        (iii) to effect the consolidation, merger, sale of all or substantially all of the assets, liquidation, dissolution or winding up of the Company;

then the Company shall cause notice of any such intended action to be given to the Holder of this Warrant not less than twenty (20) nor more than forty (40) days prior to the date on which such capital reorganization, reclassification, consolidation, merger, sale, liquidation, dissolution or winding up shall be effected, as the case may be.

      7. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder of this Warrant and the Warrant Shares shall be sent by certified or registered mail to the address shown on this Warrant or such other address as shall have been furnished to the Company in writing by such Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be sent by certified or registered mail to the principal office of the Company at 12777 Jones Road, Suite 400, Houston, Texas 77070, attention of the President, or such other address as shall have been furnished to the Holder of Warrants and Holders of Warrant Shares by the Company.

      8. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President and its Secretary.

                                        CYNET INC.,
                                        a Texas corporation


                                       By: /s/ VINCENT W. BEALE, SR.
                                           Vincent W. Beale, Sr., Chairman
                                           of the Board and Chief
                                           Executive Officer
ATTEST:


/s/ SAMUEL C. BEALE
Samuel C. Beale, Secretary

DATE:    July 22, 1998

                                          CyNet, Inc./Class A Warrant - Page 7

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                                   ASSIGNMENT

           TO BE EXECUTED BY THE REGISTERED HOLDER IF HE DESIRES TO
                              TRANSFER THE WARRANT


      FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers unto ________________________ the right to purchase __________________ shares evidenced by the within Warrant, and does hereby irrevocably constitute and appoint __________________________________________
Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


                                        _______________________________
                                        Signature

                                        _______________________________
                                        Print Name

                                        _______________________________

                                        _______________________________
                                        Address


Dated:  _______________, ______


In the presence of:

_______________________________



                                     NOTICE

      The signature of the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                SUBSCRIPTION FORM

           TO BE EXECUTED BY THE REGISTERED HOLDER IF HE DESIRES TO
                              EXERCISE THE WARRANT


      The undersigned hereby exercises the right to purchase _______ ____________________ shares covered by this Warrant according to the conditions thereof and herewith makes payment of the Purchase Price for such in full.


                                        _________________________________
                                        Signature

                                        _________________________________
                                        Print Name

                                        _________________________________


                                        _________________________________
                                        Address


Date: ___________________, _____